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                               AMENDMENT NO. 1 TO
                          AGREEMENT AND PLAN OF MERGER
                                      AND
                                 REORGANIZATION

    THIS AMENDMENT NO. 1 ("Amendment") to Agreement and Plan of Merger and Reorganization is made and entered into as of November 24, 1998, by and among Megabios Corp., a Delaware corporation ("Megabios"), Montana Acquisition Sub, Inc., a Delaware corporation, and GeneMedicine, Inc., a Delaware corporation ("GeneMedicine").

                                R E C I T A L S:

    WHEREAS, the parties hereto entered into that certain Agreement and Plan of Merger, dated as of October 24, 1998 (the "Merger Agreement"); and

    WHEREAS, the parties hereto desire to amend the Merger Agreement to provide for the assumption of GeneMedicine's outstanding warrants and the assumption and cancellation of the GeneMedicine Employee Stock Purchase Plan by Megabios;

    NOW, THEREFORE, the parties hereto agree as follows:

    1. Section 1.6 of the Merger Agreement is hereby amended in its entirety to read as follows:

       "1.6 STOCK OPTIONS AND WARRANTS. At the Effective Time, all Company Options (as defined in Section 2.3(b)) and Company
       Warrants (as defined in Section 2.3(c)) shall be assumed by Parent in accordance with Section 6.5."

    2. The parenthetic phrase at the end of Section 4.1(ii) of the Merger Agreement is hereby amended in its entirety to read as follows:

       "(except that the Company may issue Company Common Stock upon the valid exercise of Company Options or Company Warrants and pursuant to Company Plans);"

    3. Section 6.5 of the Merger Agreement is hereby amended in its entirety to read as follows:

        "6.5  STOCK OPTIONS AND WARRANTS.

            (A) At the Effective Time, all rights with respect to Company Common Stock under each Company Option and each Company Warrant then outstanding shall be converted into and become rights with respect to Parent Common Stock. Parent shall assume each Company Option in accordance with the terms (as in effect as of the date of this Agreement) of the stock option plan under which it was issued and the stock option agreement by which it is evidenced as same may be amended or modified by the Company's employment agreements and severance agreements, plans and arrangements. Parent shall assume each Company Warrant in accordance with the terms (as in effect as of the date of this Agreement) of the agreement under which it was issued and the warrant agreement by which it is evidenced. From and after the Effective Time, (i) each Company Option and Company Warrant assumed by Parent may be exercised solely for shares of Parent Common Stock, (ii) the number of shares of Parent Common Stock subject to each such Company Option or Company Warrant shall be equal to the number of shares of Company Common Stock subject to such Company Option or Company Warrant immediately prior to the Effective Time multiplied by the Exchange Ratio, rounding down to the nearest whole share (with cash, less the applicable exercise price, being payable for any fraction of a share), (iii) the per share exercise price under each such Company Option or Company Warrant shall be adjusted by dividing the respective per share exercise price under such Company Option or Company Warrant

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       by the Exchange Ratio and rounding up to the nearest cent and (iv)
       any restriction on the exercise of any such Company Option or Company Warrant shall continue in full force and effect and the term, exercisability, vesting schedule and other provisions of such Company Option or Company Warrant as may have been amended or modified by the Company's employment agreements and severance agreements, plans and arrangements shall otherwise remain unchanged; PROVIDED, HOWEVER, that each Company Option and each Company Warrant assumed by Parent in accordance with this Section 6.5(a) shall, in accordance with its terms, be subject to further adjustment as appropriate to reflect any stock split, stock dividend, reverse stock split, reclassification, recapitalization or other similar transaction subsequent to the Effective Time.

            (B) Notwithstanding anything to the contrary contained in this Section 6.5, in lieu of assuming outstanding Company Options in accordance with Section 6.5(a), Parent may, at its election, cause such outstanding Company Options to be replaced by issuing reasonably equivalent replacement stock options in substitution therefor; PROVIDED, HOWEVER, that such replacement options shall in any event comply with the provisions of the fourth sentence of
       Section 6.5(a).

            (C) The Company shall take all action that may be necessary (under the plans or agreements pursuant to which Company Options or Company Warrants are outstanding and otherwise) to effectuate the provisions of this Section 6.5 and to ensure that, from and after the Effective Time, holders of Company Options or Company Warrants have no rights with respect thereto other than those specifically provided in this Section 6.5."

    4. A new Section 6.20, reading in its entirety as follows, is hereby added to the Merger Agreement:

       "6.20 COMPANY EMPLOYEE STOCK PURCHASE PLAN. Prior to January 1, 1999, the Company shall amend the Company's Employee Stock Purchase Plan (the "Company ESPP") to provide that no new offerings or purchase periods will commence under the Company ESPP after December 31, 1998. Prior to the Effective Time, the Company shall take all corporate action necessary to (a) provide that the participants' accumulated payroll deductions made under the Company ESPP will be used to purchase Company Common Stock immediately prior to the Effective Time and (b) amend the Company ESPP to provide that all offerings that have commenced under the Company ESPP and all of participants' rights in such offerings will terminate immediately prior to the Effective Time."

    5. All references in the Merger Agreement to the term "Agreement" shall be deemed to refer to the Merger Agreement, as amended by this Amendment.

    6. Except as specifically modified by this Amendment, the terms of the Merger Agreement shall remain in full force and effect.

    7. This Amendment is made under, and shall be construed and enforced in accordance with, the laws of the State of California applicable to agreements made and to be performed solely therein, without giving effect to principles of conflicts of law.

    8. This Amendment may be executed in several counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument.

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    IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by the undersigned, thereunto duly authorized, as of the date first set forth above.

                                          MEGABIOS CORP.
                                          By: /s/ BENNET WEINTRAUB

                                          --------------------------------------

                                          Printed Name: Bennet Weintraub

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                                          Title: Vice President, Finance and
                                              Chief Financial Officer

                                          --------------------------------------

                                          MONTANA ACQUISITION SUB, INC.

                                          By: /s/ BENNET WEINTRAUB

                                          --------------------------------------

                                          Printed Name: Bennet Weintraub

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                                          Title: Chief Financial Officer

                                          --------------------------------------

                                          GENEMEDICINE, INC.

                                          By: /s/ RICHARD A. WALDRON

                                          --------------------------------------

                                          Printed Name: Richard A. Waldron

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                                          Title: Vice President and Chief
                                          Financial Officer

                                          --------------------------------------

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